Exhibit (e)(2)

SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of May 13, 2005)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund	JPMorgan Growth and Income Fund
JPMorgan International Equity Portfolio	JPMorgan International Equity Portfolio
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

Current Name	Prior Name
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Mid Cap Value Portfolio	JPMorgan Mid Cap Value Portfolio
JPMorgan Multi-Manager Small Cap Growth Fund	JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund	JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Select Growth & Income Fund	JPMorgan Select Growth and Income Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio	JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund	JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Trust Small Cap Equity Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund	One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund	One Group Technology Fund
JPMorgan Investment Trust Balanced Portfolio	One Group Investment Trust Balanced Portfolio
JPMorgan Investment Trust Diversified Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio
JPMorgan Investment Trust Diversified Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Investment Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio
JPMorgan Investment Trust Large Cap Growth Portfolio	One Group Investment Trust Large Cap Growth Portfolio

Current Name	Prior Name
JPMorgan Investment Trust Mid Cap Growth Portfolio	One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Investment Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio
JPMorgan Tax Aware Core Equity Fund	N/A
JPMorgan Tax Aware Diversified Equity Fund	N/A
JPMorgan Tax Aware International Fund	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan Bond Portfolio	JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund
JPMorgan Investment Trust Bond Portfolio	One Group Investment Trust Bond Portfolio
JPMorgan Investment Trust Government Bond Portfolio	One Group Investment Trust Government Bond Portfolio

Current Name	Prior Name
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Real Return Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

  J.P. Morgan Fleming Mutual Fund Group, Inc.

  J.P. Morgan Mutual Fund Group

  J.P. Morgan Mutual Fund Investment Trust

  Undiscovered Managers Funds

  J.P. Morgan Fleming Series Trust

  J.P. Morgan Series Trust II

  JPMorgan Trust I

  JPMorgan Trust II

  JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of May 13, 2005)

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund	JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund	One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

Current Name	Prior Name
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund	One Group Technology Fund

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Kentucky Tax Free Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Real Return Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

  J.P. Morgan Fleming Mutual Fund Group, Inc.

  J.P. Morgan Mutual Fund Group

  J.P. Morgan Mutual Fund Investment Trust

  Undiscovered Managers Funds

  J.P. Morgan Fleming Series Trust

  J.P. Morgan Series Trust II

  JPMorgan Trust I

  JPMorgan Trust II

  JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

SCHEDULE D

TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes

(Amended as of May 13, 2005)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares
JPMorgan California Municipal Money Market Fund – Morgan Class Shares	JPMorgan California Tax Free Money Market Fund – Morgan Class Shares
JPMorgan Federal Money Market Fund – Morgan Class Shares	JPMorgan Federal Money Market Fund – Morgan Class Shares
JPMorgan Federal Money Market Fund – Reserve Class Shares	JPMorgan Federal Money Market Fund – Reserve Class Shares
JPMorgan New York Municipal Market Fund – Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund – Morgan Class Shares
JPMorgan New York Municipal Market Fund – Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund – Reserve Class Shares
JPMorgan Prime Money Market Fund – Reserve Class Shares	JPMorgan Prime Money Market Fund – Reserve Class Shares
JPMorgan Tax Free Money Market Fund – Morgan Class Shares	JPMorgan Tax Free Money Market Fund – Morgan Class Shares
JPMorgan Tax Free Money Market Fund – Reserve Class Shares	JPMorgan Tax Free Money Market Fund – Reserve Class Shares
JPMorgan U.S. Government Money Market Fund – Morgan Class Shares	One Group Government Money Market Fund – Morgan Class Shares
JPMorgan U.S. Government Money Market Fund – Reserve Class Shares	One Group Government Money Market Fund – Class A Shares
JPMorgan U.S. Government Money Market Fund — Service Shares	N/A
JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares	One Group Michigan Municipal Money Market Fund — Class A Shares
JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares	One Group Michigan Municipal Money Market Fund — Morgan Class Shares
JPMorgan Municipal Money Market Fund — Service Shares	N/A
JPMorgan Municipal Money Market Fund — Reserve Class Shares	One Group Municipal Money Market Fund — Class A Shares
JPMorgan Municipal Money Market Fund — Morgan Class Shares	One Group Municipal Money Market Fund — Morgan Class Shares
JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares	One Group Ohio Municipal Money Market Fund — Class A Shares
JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares	One Group Ohio Municipal Money Market Fund — Morgan Class Shares

Current Name	Prior Name
JPMorgan Liquid Assets Money Market Fund — Reserve Class Shares	One Group Prime Money Market Fund — Class A Shares
JPMorgan Liquid Assets Money Market Fund — Morgan Class Shares	One Group Prime Money Market Fund — Morgan Class Shares
JPMorgan Liquid Assets Money Market Fund — Service Shares	N/A
JPMorgan U.S. Treasury Plus Money Market Fund — Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund — Class A Shares
JPMorgan U.S. Treasury Plus Money Market Fund — Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class A Shares	JPMorgan Capital Growth Fund — Class A Shares
JPMorgan Disciplined Equity Fund — Class A Shares	JPMorgan Disciplined Equity Fund — Class A Shares
JPMorgan Diversified Fund — Class A Shares	JPMorgan Diversified Fund — Class A Shares
JPMorgan Dynamic Small Cap Fund — Class A Shares	JPMorgan Dynamic Small Cap Fund — Class A Shares
JPMorgan Asia Equity Fund — Class A Shares	JPMorgan Fleming Asia Equity Fund — Class A Shares
JPMorgan Emerging Markets Equity Fund — Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class A Shares
JPMorgan International Equity Fund — Class A Shares	JPMorgan Fleming International Equity Fund — Class A Shares
JPMorgan International Growth Fund — Class A Shares	JPMorgan Fleming International Growth Fund — Class A Shares
JPMorgan International Opportunities Fund — Class A Shares	JPMorgan Fleming International Opportunities Fund — Class A Shares
JPMorgan International Small Cap Equity Fund — Class A Shares	JPMorgan Fleming International Small Cap Equity Fund — Class A Shares
JPMorgan International Value Fund — Class A Shares	JPMorgan Fleming International Value Fund — Class A Shares
JPMorgan Intrepid European Fund — Class A Shares	JPMorgan Fleming Intrepid European Fund — Class A Shares
JPMorgan Japan Fund — Class A Shares	JPMorgan Fleming Japan Fund — Class A Shares
JPMorgan Tax Aware International Opportunities Fund — Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund — Class A Shares
JPMorgan Global Healthcare Fund — Class A Shares	JPMorgan Global Healthcare Fund — Class A Shares
JPMorgan Growth & Income Fund — Class A Shares	JPMorgan Growth and Income Fund — Class A Shares
JPMorgan Intrepid America Fund — Class A Shares	JPMorgan Intrepid America Fund — Class A Shares
JPMorgan Intrepid Growth Fund — Class A Shares	JPMorgan Intrepid Growth Fund — Class A Shares
JPMorgan Intrepid Contrarian Fund — Class A Shares	JPMorgan Intrepid Investor Fund — Class A Shares
JPMorgan Intrepid Value Fund — Class A Shares	JPMorgan Intrepid Value Fund — Class A Shares
JPMorgan Market Neutral Fund — Class A Shares	JPMorgan Market Neutral Fund — Class A Shares
JPMorgan Mid Cap Equity Fund — Class A Shares	JPMorgan Mid Cap Equity Fund — Class A Shares
JPMorgan Mid Cap Growth Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares

Current Name	Prior Name
JPMorgan Mid Cap Value Fund — Class A Shares	JPMorgan Mid Cap Value Fund — Class A Shares
JPMorgan Small Cap Equity Fund — Class A Shares	JPMorgan Small Cap Equity Fund — Class A Shares
JPMorgan Tax Aware U.S. Equity Fund — Class A Shares	JPMorgan Tax Aware U.S. Equity Fund — Class A Shares
JPMorgan U.S. Equity Fund — Class A Shares	JPMorgan U.S. Equity Fund — Class A Shares
Undiscovered Managers Small Cap Growth Fund — Class A Shares	UM Small Cap Growth Fund — Class A Shares
Undiscovered Managers Behavioral Growth Fund — Class A Shares	Undiscovered Managers Behavioral Growth Fund – Class A Shares
Undiscovered Managers Behavioral Growth Fund — Investor Class Shares	Undiscovered Managers Behavioral Growth Fund — Investor Class Shares
Undiscovered Managers Behavioral Value Fund — Class A Shares	Undiscovered Managers Behavioral Value Fund — Class A Shares
Undiscovered Managers REIT Fund — Class A Shares	Undiscovered Managers REIT Fund — Class A Shares
JPMorgan Diversified Mid Cap Fund — Class A Shares	One Group Diversified Mid Cap Fund — Class A Shares
JPMorgan Equity Income Fund — Class A Shares	One Group Equity Income Fund — Class A Shares
JPMorgan Equity Index Fund — Class A Shares	One Group Equity Index Fund — Class A Shares
JPMorgan International Equity Index Fund — Class A Shares	One Group International Equity Index Fund — Class A Shares
JPMorgan Large Cap Growth Fund — Class A Shares	One Group Large Cap Growth Fund — Class A Shares
JPMorgan Large Cap Value Fund — Class A Shares	One Group Large Cap Value Fund — Class A Shares
JPMorgan Market Expansion Index Fund — Class A Shares	One Group Market Expansion Index Fund — Class A Shares
JPMorgan Multi-Cap Market Neutral Fund - Class A Shares	One Group Market Neutral Fund - Class A Shares
JPMorgan Diversified Mid Cap Growth Fund — Class A Shares	One Group Mid Cap Growth Fund — Class A Shares
JPMorgan Diversified Mid Cap Value Fund — Class A Shares	One Group Mid Cap Value Fund — Class A Shares
JPMorgan U.S. Real Estate Fund — Class A Shares	One Group Real Estate Fund — Class A Shares
JPMorgan Small Cap Growth Fund — Class A Shares	One Group Small Cap Growth Fund — Class A Shares
JPMorgan Small Cap Value Fund — Class A Shares	One Group Small Cap Value Fund — Class A Shares
JPMorgan Strategic Small Cap Value Fund — Class A Shares	One Group Strategic Small Cap Value Fund — Class A Shares
JPMorgan Technology Fund - Class A Shares	One Group Technology Fund - Class A Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class A Shares	JPMorgan Bond Fund — Class A Shares
JPMorgan California Tax Free Bond Fund — Class A Shares	JPMorgan California Bond Fund — Class A Shares
JPMorgan Enhanced Income Fund — Class A Shares	JPMorgan Enhanced Income Fund — Class A Shares

Current Name	Prior Name
JPMorgan Global Strategic Income Fund — Class A Shares	JPMorgan Global Strategic Income Fund — Class A Shares
JPMorgan Global Strategic Income Fund — M Class Shares	JPMorgan Global Strategic Income Fund — M Class Shares
JPMorgan Intermediate Tax Free Bond Fund — Class A Shares	JPMorgan Intermediate Tax Free Income Fund — Class A Shares
JPMorgan New Jersey Tax Free Bond Fund — Class A Shares	JPMorgan New Jersey Tax Free Income Fund — Class A Shares
JPMorgan New York Tax Free Bond Fund — Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class A Shares
JPMorgan Short Term Bond Fund — Class A Shares	JPMorgan Short Term Bond Fund — Class A Shares
JPMorgan Short Term Bond Fund II — Class A Shares	JPMorgan Short Term Bond Fund II — Class A Shares
JPMorgan Tax Aware Enhanced Income Fund — Class A Shares	JPMorgan Tax Aware Enhanced Income Fund — Class A Shares
JPMorgan Tax Aware Real Income Fund — Class A Shares	JPMorgan Tax Aware Real Income Fund — Class A Shares
JPMorgan Arizona Municipal Bond Fund — Class A Shares	One Group Arizona Municipal Bond Fund — Class A Shares
JPMorgan Core Bond Fund — Class A Shares	One Group Bond Fund — Class A Shares
JPMorgan Government Bond Fund — Class A Shares	One Group Government Bond Fund — Class A Shares
JPMorgan High Yield Bond Fund — Class A Shares	One Group High Yield Bond Fund — Class A Shares
JPMorgan Core Plus Bond Fund — Class A Shares	One Group Income Bond Fund — Class A Shares
JPMorgan Intermediate Bond Fund — Class A Shares	One Group Intermediate Bond Fund — Class A Shares
JPMorgan Kentucky Municipal Bond Fund - Class A Shares	One Group Kentucky Municipal Bond Fund - Class A Shares
JPMorgan Louisiana Municipal Bond Fund — Class A Shares	One Group Louisiana Municipal Bond Fund — Class A Shares
JPMorgan Michigan Municipal Bond Fund — Class A Shares	One Group Michigan Municipal Bond Fund — Class A Shares
JPMorgan Mortgage-Backed Securities Fund - Class A Shares	One Group Mortgage Backed Securities Fund - Class A Shares
JPMorgan Municipal Income Fund — Class A Shares	One Group Municipal Income Fund — Class A Shares
JPMorgan Ohio Municipal Bond Fund — Class A Shares	One Group Ohio Municipal Bond Fund — Class A Shares
JPMorgan Short Duration Bond Fund — Class A Shares	One Group Short-Term Bond Fund — Class A Shares
JPMorgan Short Term Municipal Bond Fund — Class A Shares	One Group Short-Term Municipal Bond Fund — Class A Shares
JP Morgan Tax Free Bond Fund — Class A Shares	One Group Tax-Free Bond Fund — Class A Shares
JP Morgan Treasury & Agency Fund — Class A Shares	One Group Treasury & Agency Fund — Class A Shares
JP Morgan Ultra Short Term Bond Fund — Class A Shares	One Group Ultra Short-Term Bond Fund — Class A Shares
JP Morgan West Virginia Municipal Bond Fund — Class A Shares	One Group West Virginia Municipal Bond Fund — Class A Shares

Current Name	Prior Name
JPMorgan Tax Aware Real Return Fund – Class A Shares	N/A
JPMorgan Real Return Fund – Class A Shares	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund — Class A Shares	One Group Investor Balanced Fund — Class A Shares
JP Morgan Conservative Growth Fund — Class A Shares	One Group Investor Conservative Growth Fund — Class A Shares
JPMorgan Investor Growth & Income Fund — Class A Shares	One Group Investor Growth & Income Fund — Class A Shares
JPMorgan Investor Growth Fund — Class A Shares	One Group Investor Growth Fund — Class A Shares

  J.P. Morgan Fleming Mutual Fund Group, Inc.

  J.P. Morgan Mutual Fund Group

  J.P. Morgan Mutual Fund Investment Trust

  Undiscovered Managers Funds

  J.P. Morgan Fleming Series Trust

  J.P. Morgan Series Trust II

  JPMorgan Trust I

  JPMorgan Trust II

  JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of May 13, 2005)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund — Class C Shares	JPMorgan Prime Money Market Fund — Class C Shares
JPMorgan Liquid Assets Money Market Fund — Class C Shares	One Group Prime Money Market Fund — Class C Shares
JPMorgan U.S. Treasury Plus Money Market Fund — Class C Shares	One Group U.S. Treasury Securities Money Market Fund — Class C Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class C Shares	JPMorgan Capital Growth Fund — Class C Shares
JPMorgan Diversified Fund — Class C Shares	JPMorgan Diversified Fund — Class C Shares
JPMorgan Dynamic Small Cap Fund — Class C Shares	JPMorgan Dynamic Small Cap Fund — Class C Shares
JPMorgan International Equity Fund — Class C Shares	JPMorgan Fleming International Equity Fund — Class C Shares
JPMorgan Intrepid European Fund — Class C Shares	JPMorgan Fleming Intrepid European Fund — Class C Shares
JPMorgan Global Healthcare Fund — Class C Shares	JPMorgan Global Healthcare Fund — Class C Shares
JPMorgan Growth & Income Fund — Class C Shares	JPMorgan Growth and Income Fund — Class C Shares
JPMorgan Intrepid America Fund — Class C Shares	JPMorgan Intrepid America Fund — Class C Shares
JPMorgan Intrepid Growth Fund — Class C Shares	JPMorgan Intrepid Growth Fund — Class C Shares
JPMorgan Intrepid Contrarian Fund — Class C Shares	JPMorgan Intrepid Investor Fund — Class C Shares
JPMorgan Intrepid Value Fund — Class C Shares	JPMorgan Intrepid Value Fund — Class C Shares
JPMorgan Mid Cap Value Fund — Class C Shares	JPMorgan Mid Cap Value Fund — Class C Shares
JPMorgan Tax Aware U.S. Equity Fund — Class C Shares	JPMorgan Tax Aware U.S. Equity Fund — Class C Shares
JPMorgan U.S. Equity Fund — Class C Shares — Class C Shares	JPMorgan U.S. Equity Fund — Class C Shares
Undiscovered Managers Behavioral Growth Fund — Class C Shares	Undiscovered Managers Behavioral Growth Fund — Class C Shares
Undiscovered Managers Behavioral Value Fund — Class C Shares	Undiscovered Managers Behavioral Value Fund — Class C Shares
Undiscovered Managers REIT Fund — Class C Shares	Undiscovered Managers REIT Fund — Class C Shares

F-1

Current Name	Prior Name
JPMorgan Diversified Mid Cap Fund — Class C Shares	One Group Diversified Mid Cap Fund — Class C Shares
JPMorgan Equity Income Fund — Class C Shares	One Group Equity Income — Class C Shares
JPMorgan Equity Index Fund — Class C Shares	One Group Equity Index Fund — Class C Shares
JPMorgan International Equity Index Fund - Class C Shares	One Group International Equity Index Fund - Class C Shares
JPMorgan Large Cap Growth Fund — Class C Shares	One Group Large Cap Growth Fund — Class C Shares
JPMorgan Large Cap Value Fund — Class C Shares	One Group Large Cap Value Fund — Class C Shares
JPMorgan Market Expansion Index Fund — Class C Shares	One Group Market Expansion Index Fund — Class C Shares
JPMorgan Multi-Cap Market Neutral Fund - Class C Shares	One Group Market Neutral Fund - Class C Shares
JPMorgan Diversified Mid Cap Growth Fund - Class C Shares	One Group Mid Cap Growth Fund - Class C Shares
JPMorgan Diversified Mid Cap Value Fund - Class C Shares	One Group Mid Cap Value Fund - Class C Shares
JPMorgan U.S. Real Estate Fund — Class C Shares	One Group Real Estate Fund — Class C Shares
JPMorgan Small Cap Growth Fund — Class C Shares	One Group Small Cap Growth Fund - Class C Shares
JPMorgan Small Cap Value Fund — Class C Shares	One Group Small Cap Value Fund — Class C Shares
JPMorgan Strategic Small Cap Value Fund — Class C Shares	One Group Strategic Small Cap Value Fund — Class C Shares
JPMorgan Technology Fund - Class C Shares	One Group Technology Fund - Class C Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class C Shares	JPMorgan Bond Fund — Class C Shares
JPMorgan California Tax Free Bond Fund — Class C Shares	JPMorgan California Bond Fund — Class C Shares
JPMorgan Global Strategic Income Fund — Class C Shares	JPMorgan Global Strategic Income Fund — Class C Shares
JPMorgan Intermediate Tax Free Bond Fund — Class C Shares	JPMorgan Intermediate Tax Free Income Fund — Class C Shares
JPMorgan New Jersey Tax Free Bond Fund — Class C Shares	JPMorgan New Jersey Tax Free Income Fund — Class C Shares
JPMorgan New York Tax Free Bond Fund — Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class C Shares
JPMorgan Tax Aware Real Income Fund — Class C Shares	JPMorgan Tax Aware Real Income Fund — Class C Shares

F-2

Current Name	Prior Name
JPMorgan Arizona Municipal Bond Fund — Class C Shares	One Group Arizona Municipal Bond Fund — Class C Shares
JPMorgan Core Bond Fund — Class C Shares	One Group Bond Fund — Class C Shares
JPMorgan Government Bond Fund — Class C Shares	One Group Government Bond Fund — Class C Shares
JPMorgan High Yield Bond Fund — Class C Shares	One Group High Yield Bond Fund — Class C Shares
JPMorgan Core Plus Bond Fund — Class C Shares	One Group Income Bond Fund — Class C Shares
JPMorgan Intermediate Bond Fund — Class C Shares	One Group Intermediate Bond Fund — Class C Shares
JPMorgan Kentucky Municipal Bond Fund-Class C Shares	One Group Kentucky Municipal Bond Fund-Class C Shares
JPMorgan Louisiana Municipal Bond Fund — Class C Shares	One Group Louisiana Municipal Bond Fund — Class C Shares
JPMorgan Michigan Municipal Bond Fund — Class C Shares	One Group Michigan Municipal Bond Fund — Class C Shares
JPMorgan Municipal Income Fund— Class C Shares	One Group Municipal Income Fund— Class C Shares
JPMorgan Ohio Municipal Bond Fund — Class C Shares	One Group Ohio Municipal Bond Fund — Class C Shares
JPMorgan Short Duration Bond Fund - Class C Shares	One Group Short-Term Bond Fund - Class C Shares
JPMorgan Short Term Municipal Bond Fund - Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares
JPMorgan Treasury & Agency Fund — Class C Shares	One Group Treasury & Agency Fund — Class C Shares
JPMorgan Ultra Short Term Bond Fund - Class C Shares	One Group Ultra Short-Term Bond Fund - Class C Shares
JPMorgan West Virginia Municipal Bond Fund — Class C Shares	One Group West Virginia Municipal Bond Fund — Class C Shares
JPMorgan Tax Aware Real Return Fund — Class C Shares	N/A
JPMorgan Real Return Fund — Class C Shares	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund — Class C Shares	One Group Investor Balanced Fund — Class C Shares
JPMorgan Investor Conservative Growth Fund — Class C Shares	One Group Investor Conservative Growth Fund — Class C Shares
JPMorgan Investor Growth & Income Fund — Class C Shares	One Group Investor Growth & Income Fund — Class C Shares
JPMorgan Investor Growth Fund — Class C Shares	One Group Investor Growth Fund — Class C Shares

  J.P. Morgan Fleming Mutual Fund Group, Inc.

  J.P. Morgan Mutual Fund Group

  J.P. Morgan Mutual Fund Investment Trust

  Undiscovered Managers Funds

  J.P. Morgan Fleming Series Trust

  J.P. Morgan Series Trust II

  JPMorgan Trust I

  JPMorgan Trust II

  JPMorgan Investment Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

F-3